UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2013

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 600

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

Master Agreement

On October 18, 2013, Crown Castle International Corp., a Delaware corporation (“Crown Castle”), and AT&T Inc., a Delaware corporation (“AT&T”), entered into a Master Agreement (the “Master Agreement”) pursuant to which Crown Castle will have the exclusive right to lease, operate or otherwise acquire up to 9,708 AT&T wireless communications sites (the “Sites”) for approximately $4.85 billion in cash at closing (subject to certain conditions and limited adjustments). The following summary of certain provisions of the Master Agreement is qualified in its entirety by reference to the terms and provisions of the Master Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

Under the Master Agreement, AT&T has agreed to, through certain AT&T subsidiaries (the “AT&T Contributors” and, together with AT&T, the “AT&T Parties”), lease or sublease up to 9,066 Sites (the “MPL Sites”), including their interest in the land associated with each Site, the tower at such Site and certain related improvements and tower related assets (the “Included Property” of such Site), to a newly formed subsidiary of Crown Castle (“Tower Operator”). To effect the lease and sublease of the MPL Sites to Tower Operator, the AT&T Parties will first contribute and transfer the Included Property of the MPL Sites and assign the related collocation agreements to newly formed subsidiaries of the AT&T Parties (the “AT&T Newcos”), which will be organized as Delaware limited liability companies and will be set up as “special purpose” entities that are subject to separateness and bankruptcy remoteness covenants pursuant to their respective operating agreements. The AT&T Newcos will then lease or sublease the Included Property of the MPL Sites and assign the related collocation agreements to Tower Operator pursuant to the Master Prepaid Lease referred to below. Tower Operator will have the option to purchase the MPL Sites at the end of their respective lease or sublease terms under the Master Prepaid Lease for aggregate option payments of up to $4.2 billion, which payments, if the options are exercised, will be due between 2032 and 2048.

In the event that the contribution and transfer of any MPL Site to the applicable AT&T Newco requires notice to or the consent, approval or waiver of (an “Authorization”) any third party and such Authorization is not delivered or obtained (a “Contribution Exception”), such MPL Site will be retained by the AT&T Parties, and Tower Operator will be granted the exclusive right to manage and operate such MPL Site pursuant to the Management Agreement referred to below until such MPL Site is no longer subject to any Contribution Exceptions and is contributed to the applicable AT&T Newco. In the event the lease or sublease of any MPL Site by the applicable AT&T Newco to Tower Operator requires an Authorization to or of any third party and such Authorization is not delivered or obtained (a “Leasing Exception”), the applicable AT&T Newco will grant Tower Operator the exclusive right to manage and operate such MPL Site pursuant to the Management Agreement referred to below until such MPL Site is no longer subject to any Leasing Exceptions and is leased by such AT&T Newco to Tower Operator.

Under the Master Agreement, AT&T has further agreed to sell to Crown Castle the Included Property of up to 642 additional Sites (the “Sale Sites”). The sale of the Sale Sites will be effected pursuant to a contribution and transfer by the AT&T Parties of the Sale Sites and the assignment of the related collocation agreements to newly formed subsidiaries of the AT&T Parties (the “Sale Site Subsidiaries”), and the subsequent sale and transfer of the equity interests in the Sale Site Subsidiaries to a subsidiary of Crown Castle.

In the event that the sale of any Sale Site to Crown Castle, as described above, requires an Authorization to or of any third party and such Authorization is not delivered or obtained (an “Assignment Exception”), such Sale Site will be retained by the AT&T Parties and the applicable Sale Site Subsidiary will be granted the exclusive right to manage and operate such Sale Site pursuant to the Management Agreement referred to below until such Sale Site is no longer subject to any Assignment Exceptions and is transferred to the applicable Sale Site Subsidiary (all such managed Sale Sites and all managed MPL Sites, the “Managed Sites”).

Crown Castle, through the Sale Site Subsidiaries and Tower Operator, has agreed to assume all post-closing liabilities that arise out of or relate to or are in connection with the ownership, operation, use, maintenance or occupancy of the Included Property of the Sites (but, with respect to the MPL Sites, prior to the expiration or earlier termination of the Master Prepaid Lease) (the “Post-Closing Liabilities”).

Each party’s obligation to close the transactions contemplated by the Master Agreement (the “Transaction”) is subject to customary closing conditions, including (1) the absence of a material adverse effect affecting the other party since December 31, 2012, and (2) the absence of any order prohibiting the closing and the expiration of all applicable waiting periods, if any, under applicable U.S. antitrust laws.

Pursuant to the Master Agreement, subject to certain limitations and thresholds, the AT&T Parties have agreed to indemnify Crown Castle, Tower Operator and (following the closing) the Sale Site Subsidiaries (the “Crown Castle Indemnified Parties”) in respect of any claims that result from, arise out of or relate to (1) any breach or inaccuracy of certain representations and warranties made by the AT&T Parties or the Sale Site Subsidiaries, (2) any breach or nonperformance of any covenant of the AT&T Parties or, prior to closing, the Sale Site Subsidiaries, (3) certain taxes relating to the Sites and certain transfer taxes and (4) any pre-closing liabilities that arise out of or relate to or are in connection with the ownership, operation, use, maintenance or occupancy of the Included Property of the Sites by the AT&T Parties, the AT&T Newcos or, prior to the closing, the Sale Site Subsidiaries. Subject to certain limitations and thresholds, the AT&T Newcos have also agreed to indemnify the Crown Indemnified Parties with respect to breaches or inaccuracies of certain representations and warranties made by the AT&T Newcos and breaches or nonperformance of any covenants applicable to the AT&T Newcos.

In addition, subject to certain limitations and thresholds, Crown Castle has agreed to indemnify the AT&T Parties, the AT&T Newcos and (prior to the closing) the Sale Site Subsidiaries (the “AT&T Indemnified Parties”) in respect of any claims that result from, arise out of or relate to (1) any breach or inaccuracy of certain representations and warranties made by Crown Castle, (2) any breach or nonperformance of any covenant of Crown Castle or, following the closing, the Sale Site Subsidiaries, (3) any Post-Closing Liabilities and (4) certain claims related to the designation of Sites if disputed between the AT&T Parties and Crown Castle. Subject to certain limitations and thresholds, Tower Operator has also agreed to indemnify the AT&T Indemnified Parties with respect to breaches or inaccuracies of representations and warranties made by Tower Operator and breaches or nonperformance of any covenants applicable to Tower Operator.

The Master Agreement contains various covenants and representations and warranties and certain other customary agreements and rights, including the right of Crown Castle and the AT&T Parties to terminate the Master Agreement if the Transaction does not close by April 16, 2014 (subject to extension to July 15, 2014 in certain circumstances).

Master Prepaid Lease

At the closing of the Transaction, AT&T Mobility LLC (“AT&T Guarantor”), the AT&T Newcos and Tower Operator will enter into a Master Prepaid Lease (the “Master Prepaid Lease”), pursuant to which Tower Operator will lease or sublease the MPL Sites or obtain the exclusive right to operate and manage the MPL Sites from the AT&T Newcos. The following summary of certain provisions of the Master Prepaid Lease is qualified in its entirety by reference to the terms and provisions of the Form of Master Prepaid Lease filed herewith as Exhibit 10.2 and incorporated herein by reference.

The MPL Sites will be classified into multiple tranches of Sites. With respect to each MPL Site, the term of the Master Prepaid Lease will, subject to certain termination rights, expire on the earlier of (1) the specified expiration date of the MPL for the applicable tranche of MPL Sites (which ranges from the last business day of the calendar year ending on December 31, 2032 to the last business day of the calendar year ending on December 31, 2048) and (2) one day before the date on which the underlying ground lease for such MPL Site expires or is terminated.

During the term of the Master Prepaid Lease, the AT&T Newcos will delegate to Tower Operator the right to perform their obligations and assert and exercise their rights under the ground leases relating to the MPL Sites, subject to the terms of the Master Prepaid Lease and the MPL Site MLA described below. Tower Operator will further be delegated the right to perform the obligations and exercise the rights of the AT&T Newcos under the collocation agreements relating to the MPL Sites. Tower Operator will be entitled to receive substantially all revenues generated by the Included Property of the MPL Sites (including those payable under the collocation agreements).

The obligations of the AT&T Newcos under the Master Prepaid Lease, including with respect to the purchase options granted to Tower Operator, will be unconditionally and irrevocably guaranteed by AT&T Guarantor. The Master Prepaid Lease will contain events of default applicable to each of the AT&T Newcos and Tower Operator.

Management Agreement

At the closing of the Transaction, the AT&T Contributors, the AT&T Newcos, the Sale Site Subsidiaries and Tower Operator will enter into a Management Agreement (the “Management Agreement”), pursuant to which the AT&T Contributors and the AT&T Newcos will appoint the applicable Sale Site Subsidiary or Tower Operator, as applicable, as the exclusive operator (the “Manager”) of the Included Property of each managed Sale Site and each managed MPL Site, respectively. The following summary of certain provisions of the Management Agreement is qualified in its entirety by reference to the terms and provisions of the Form of Management Agreement filed herewith as Exhibit 10.3 and incorporated herein by reference.

The rights and obligations granted by the AT&T Contributors and the AT&T Newcos to the Manager with respect to the MPL Sites will be the same as the rights and obligations granted to Tower Operator pursuant to the Master Prepaid Lease, including with respect to the option to purchase any MPL Sites, subject to AT&T’s collocation rights on the MPL Sites. With respect to the Sale Sites, the Manager will have all the rights, powers and privileges of the applicable AT&T Contributors with respect to the management, administration and operation of the Included Property of the Sale Sites, subject to AT&T’s collocation rights on the Sale Sites.

The Manager will be responsible for the payment of all expenses related to the Sale Sites and MPL Sites that are subject to the Management Agreement and will be entitled to receive substantially all revenues generated by the Included Property of such Sites, including all revenues under collocation agreements.

Master Lease Agreements

At the closing of the Transaction, the Sale Site Subsidiaries, AT&T Guarantor and, with respect to each Sale Site, a subsidiary of AT&T designated as the collocator for such Sale Site (the “AT&T Collocator”) will enter into the Sale Site Master Lease Agreement (the “Sale Site MLA”), pursuant to which the Sale Site Subsidiaries will lease or make available collocation space at each Sale Site to the designated AT&T Collocator for such Sale Site. Simultaneously therewith, Tower Operator, AT&T Guarantor and the designated AT&T Collocator for each MPL Site will enter into the MPL Site Master Lease Agreement (the “MPL Site MLA” and, together with the Sale Site MLA, the “Master Lease Agreements”), pursuant to which Tower Operator will sublease or make available collocation space at each MPL Site to the designated AT&T Collocator for such MPL Site. The following summary of certain provisions of the MPL Site MLA and the Sale Site MLA is qualified in its entirety by reference to the terms and provisions of the Form of MPL Site MLA and the Form of Sale Site MLA, as applicable, filed herewith as Exhibit 10.4 and Exhibit 10.5, respectively, and incorporated herein by reference.

The initial term of each Master Lease Agreement as to each Site will be for a ten-year period and will be automatically extended (unless terminated at such time by the AT&T Collocators) for eight additional five-year renewal terms, unless it is terminated earlier with respect to any Site pursuant to a termination right. The term of the MPL Site MLA with respect to each MPL Site for which Tower Operator does not exercise its purchase option under the Master Prepaid Lease will automatically expire upon the expiration of the Master Prepaid Lease with respect to such MPL Site. The term of the MPL Site MLA with respect to each MPL Site for which Tower Operator exercises its purchase option under the Master Prepaid Lease will automatically terminate upon the exercise and settlement of such purchase option, and such MPL Site will automatically become a Sale Site under the Sale Site MLA.

The designated AT&T Collocator will pay the Sale Site Subsidiaries under the Sale Site MLA and Tower Operator under the MPL Site MLA an initial collocation rent of $1,900 per month for each Site. The initial collocation rent will be subject to an increase of 2% on an annual basis. The payment of collocation rent by the designated AT&T Collocator to the Sale Site Subsidiaries or Tower Operator, as applicable, will be unconditionally and irrevocably guaranteed by AT&T Guarantor. The Master Lease Agreements will contain events of default applicable to the AT&T Collocators and the Sale Site Subsidiaries or Tower Operator, as applicable.

Commitment Letter

In connection with entering into the Master Agreement, Crown Castle entered into a commitment letter (the “Commitment Letter”), dated October 18, 2013, with Morgan Stanley Senior Funding, Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Barclays Bank PLC, SunTrust Bank, The Royal Bank of Scotland plc, Credit Agricole Corporate and Investment Bank, Royal Bank of Canada, Toronto Dominion (New York) LLC, TD Securities (USA) LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Deutsche Bank AG Cayman Islands Branch, PNC Bank, National Association, PNC Capital Markets, LLC and Sumitomo Mitsui Banking Corporation (such financial institutions being referred to as the “Commitment Parties”), pursuant to which the Commitment Parties have committed to provide up to $3.4 billion in bridge loans (the “Bridge Loan Commitment”) to ensure financing for the Transaction. A portion of the Bridge Loan Commitment is available to refinance certain of Crown Castle’s outstanding indebtedness. Such outstanding indebtedness would only be refinanced in connection with the Transaction to the extent Crown Castle does not consummate its currently expected financing plans and to the extent necessary to allow Crown Castle to access the entire amount of the remaining portion of the Bridge Loan Commitment and to draw its anticipated borrowings under its revolving credit facility.

The Commitment Letter contains, and the credit agreement in respect of the Bridge Loan Commitment, if any, is expected to contain, certain customary conditions to funding. Crown Castle will pay certain customary commitment fees and, in the event it makes any borrowings, funding and other fees in connection with the Bridge Loan Commitment.

A copy of the Commitment Letter is filed herewith as Exhibit 10.6 and incorporated herein by reference. The foregoing description of the Commitment Letter and the Bridge Loan Commitment does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Letter.

ITEM 7.01 – REGULATION FD DISCLOSURE

On October 20, 2013, Crown Castle issued a press release announcing a $4.85 billion tower transaction with AT&T relating to approximately 9,700 AT&T wireless communications sites. The October 20, 2013 press release is furnished herewith as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1	Master Agreement dated as of October 18, 2013, among AT&T Inc. and Crown Castle International Corp.

10.2	Form of Master Prepaid Lease

10.3	Form of Management Agreement

10.4	Form of MPL Site Master Lease Agreement

10.5	Form of Sale Site Master Lease Agreement

10.6	Commitment Letter, dated as of October 18, 2013, among Crown Castle International Corp., Morgan Stanley Senior Funding, Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Barclays Bank PLC, SunTrust Bank, The Royal Bank of Scotland plc, Credit Agricole Corporate and Investment Bank, Royal Bank of Canada, Toronto Dominion (New York) LLC, TD Securities (USA) LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Deutsche Bank AG Cayman Islands Branch, PNC Bank, National Association, PNC Capital Markets, LLC and Sumitomo Mitsui Banking Corporation

99.1	Press Release dated October 20, 2013

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: October 21, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Master Agreement dated as of October 18, 2013, among AT&T Inc. and Crown Castle International Corp.

10.2	Form of Master Prepaid Lease

10.3	Form of Management Agreement

10.4	Form of MPL Site Master Lease Agreement

10.5	Form of Sale Site Master Lease Agreement

10.6	Commitment Letter, dated as of October 18, 2013, among Crown Castle International Corp., Morgan Stanley Senior Funding, Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Barclays Bank PLC, SunTrust Bank, The Royal Bank of Scotland plc, Credit Agricole Corporate and Investment Bank, Royal Bank of Canada, Toronto Dominion (New York) LLC, TD Securities (USA) LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Deutsche Bank AG Cayman Islands Branch, PNC Bank, National Association, PNC Capital Markets, LLC and Sumitomo Mitsui Banking Corporation

99.1	Press Release dated October 20, 2013